PNC FUNDS and PNC ADVANTAGE FUNDS (the "FUNDS")
RULE 10f-3 AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS
FOR THE PERIOD June 1, 2017 THROUGH November 30, 2017

The following table provides a summary of all Rule 10f-3
Affiliated Underwriter Syndicate Transactions executed on behalf of the Funds by the Funds' adviser, sub-advisers, or an affiliate, if any, during the period June 1, 2017 through November 30, 2017.
INFORMATION DISPLAYED IN FOLLOWING ORDER:

Date
Fund
Sub-Adviser (If Applicable)
Issuer
Purchased From
Underwriter/Affiliated Participant Underwriter
Aggregate Principal Purchase Amount/Aggregate Principal Offering Amount % of Offering



6/12/2017
PNC Balanced Allocation Fund - Fixed Income
N/A
Masco Corp
Royal Bank of Canada
PNC Capital Markets
$25,000/$300,000,000
<1%


6/12/2017
PNC Bond Fund
N/A
Masco Corp
Royal Bank of Canada
PNC Capital Markets
$95,000/$300,000,000
<1%


6/12/2017
PNC Intermediate Bond Fund
N/A
Masco Corp
Royal Bank of Canada
PNC Capital Markets
$605,000/$300,000,000
<1%


6/6/2017
PNC Total Return Advantage Fund
N/A
Citibank
Citigroup
PNC Capital Markets
$940,000/$2,000,000,000
<1%


6/12/2017
PNC Total Return Advantage Fund
N/A
Masco Corp
Royal Bank of Canada
PNC Capital Markets
$400,000/$300,000,000
<1%


6/26/2017
PNC Ultra Short Bond Fund
N/A
CBOE Holdings Inc
Wells Fargo
PNC Capital Markets
$1,440,000/$300,000,000
<1%


7/17/2017
PNC Balanced Allocation Fund - Fixed Income
N/A
JP Morgan & Co.
JP Morgan & Co
PNC Capital Markets
$35,000/$2,500,000,000
<1%


7/17/2017
PNC Bond Fund
N/A
JP Morgan & Co.
JP Morgan & Co
PNC Capital Markets
$70,000/$2,500,000,000
<1%


7/17/2017
PNC Total Return Advantage Fund
N/A
JP Morgan & Co.
JP Morgan & Co
PNC Capital Markets
$625,000/$2,500,000,000
<1%


7/25/2017
PNC Balanced Allocation Fund - Fixed Income
N/A
Crown Castle Intl Corp
Morgan Stanley
PNC Capital Markets
$10,000/$1,000,000,000
<1%


7/25/2017
PNC Bond Fund
N/A
Crown Castle Intl Corp
Morgan Stanley
PNC Capital Markets
$30,000/$1,000,000,000
<1%


7/25/2017
PNC Intermediate Bond Fund
N/A
Crown Castle Intl Corp
Morgan Stanley
PNC Capital Markets
$525,000/$750,000,000
<1%


7/25/2017
PNC Total Return Advantage Fund
N/A
Crown Castle Intl Corp
Morgan Stanley
PNC Capital Markets
$150,000/$1,000,000,000
<1%


8/2/2017
PNC Balanced Allocation
Fund - Fixed Income
N/A
General Motors Co.
Deutsche Bank
PNC Capital Markets
$5,000/$1,000,000,000
<1%


8/2/2017
PNC Bond Fund
N/A
General Motors Co.
Deutsche Bank
PNC Capital Markets
$5,000/$1,000,000,000
<1%


8/2/2017
PNC Total Return Advantage Fund
N/A
General Motors Co.
Deutsche Bank
PNC Capital Markets
$160,000/$1,000,000,000
<1%


8/10/2017
PNC Bond Fund
N/A
Intercontinental Exchange
Bank of America
PNC Capital Markets
$110,000/$500,000,000
<1%


9/5/2017
PNC Ultra Short Bond Fund
N/A
IBM Credit Corp
JP Morgan Chase
PNC Capital Markets
$5,285,000/$800,000,000
<1%


9/6/2017
PNC Balanced Allocation
Fund - Fixed Income
N/A
Northern States Power Co
Barclays
PNC Capital Markets
$30,000/$600,000,000
<1%


9/6/2017
PNC Bond Fund
N/A
Northern States Power Co
Barclays
PNC Capital Markets
$100,000/$600,000,000
<1%


9/6/2017
PNC Total Return Advantage Fund
N/A
Northern States Power Co
Barclays
PNC Capital Markets
$500,000/$600,000,000
<1%


9/8/2017
PNC Balanced Allocation Fund - Fixed Income
N/A
United Rentals North Am
Morgan Stanley
PNC Capital Markets
$5,000/$750,000,000
<1%


9/8/2017
PNC Bond Fund
N/A
United Rentals North Am
Morgan Stanley
PNC Capital Markets
$20,000/$750,000,000
<1%


9/8/2017
PNC Intermediate Bond Fund
N/A
United Rentals North Am
Morgan Stanley
PNC Capital Markets
$140,000/$750,000,000
<1%


9/8/2017
PNC Total Return Advantage Fund
N/A
United Rentals North Am
Morgan Stanley
PNC Capital Markets
$115,000/$750,000,000
<1%


9/27/2017
PNC Balanced Allocation Fund - Fixed Income
N/A
EQT Corp.
Citi
PNC Capital Markets
$15,000/$1,250,000,000
<1%


9/27/2017
PNC Limited Maturity Bond Fund
N/A
EQT Corp.
Citi
PNC Capital Markets
$600,000/$500,000,000
<1%


9/27/2017
PNC Total Return Advantage Fund
N/A
EQT Corp.
Citi
PNC Capital Markets
$265,000/$1,250,000,000
<1%